Risks and Uncertainties	9 Months Ended
Sep. 30, 2012
Risks and Uncertainties [Abstract]
Concentration Risk Disclosure [Text Block]

Note 3: Risks and Uncertainties

On August 22, 2012, the NYCDEP issued a stop work order to the Company relative to its contract to install an Ammonia Removal Process (“ARP”) system at the NYCDEP’s wastewater treatment facility in the 26th Ward. On November 13, 2012, the NYCDEP notified the Company that it is terminating the contract, effective November 29, 2012.

The Company suspended all work on this contract as of August 22, 2012 and has halted all work with its major vendors. The Company has accordingly ceased recognition of revenues as of August 22, 2012 and has recorded all incremental costs as period costs on its Consolidated Statement of Operations.

As of November 13, 2012, the Company has billed approximately $14.8 million to the NYCDEP related to this contract, of which approximately $13.3 million has been paid and $1.5 million remains outstanding. These amounts do not include any future billings for costs incurred as a result of this termination.

Because of this contract termination, the Company''s revenues, expenses, and income will be adversely affected in future periods, as this contract represented approximately 80% of the Company''s revenues for the year ended December 31, 2011 and approximately 63% and 81% of the Company''s revenues for the three and nine-month periods ended September 30, 2012, respectively. The Company has yet to begin discussions with the NYCDEP about the termination, and accordingly, the Company cannot determine a final outcome at this time.